Borrowings and other financial liabilities (Tables)	12 Months Ended
Dec. 31, 2017
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Detailed Information about Borrowings and Project Finance Facility

	December 31, 2017	December 31, 2016

Project finance facility (a)	$4,146,601	$4,126,117
Finance lease payable	12,518	13,026
	$4,159,119	$4,139,143

(a)	Project finance facility

On December 14, 2015, Oyu Tolgoi signed a $4.4 billion project finance facility. The facility is provided by a syndicate of international financial institutions and export credit agencies representing the governments of Canada, the United States and Australia, along with 15 commercial banks. The project finance lenders have agreed a debt cap of $6.0 billion. In addition to the funding drawn down to date there is an additional $0.1 billion available, subject to certain conditions, under the Company’s facility with the Export-Import Bank of the United States, and the potential for an additional $1.6 billion of supplemental debt in the future. Under the terms of the project finance facility held by Oyu Tolgoi, there are certain restrictions on the ability of Oyu Tolgoi to make shareholder distributions.

At December 31, 2017, Oyu Tolgoi has drawn down $4.3 billion of the project finance facility:

	December 31, 2017			Annual interest rate
Facility	Carrying Value (i)	Fair Value (i)	Term (ii)	Pre-completion	Post-completion
International Financial Institutions - A Loan	$761,147	$925,767	15 years	LIBOR + 3.78%	LIBOR + 4.78%
Export Credit Agencies Loan	868,890	978,037	14 years	LIBOR + 3.65%	LIBOR + 4.65%
	255,066	286,208	13 years	2.3%	2.3%
MIGA Insured Loan (iii)	673,636	757,127	12 years	LIBOR + 2.65%	LIBOR + 3.65%
Commercial Banks - B Loan	1,587,862	1,723,088	12 years	LIBOR + 3.4%	LIBOR + 4.4%
				Includes $50 million	15-year loan at A Loan rate
	$4,146,601	$4,670,227

(i)

The carrying value of borrowings under the project finance facility differs from fair value due to amortized transaction costs, and changes in the estimate of fair value between the initial recognition date and the balance sheet date. Project finance borrowings were initially recognized at fair value on the relevant draw down dates, with aggregate initial fair value being $4,332.1 million before transaction costs. At December 31, 2017, these borrowings are stated net of $185.5 million amortized transaction costs.

At December 31, 2017, the fair value of the Company’s borrowings has been estimated with reference to a market yield, the variability of which is considered a reasonable indicator, over the pre-completion period, of movements in the fair value of amounts drawn under the project finance facility. Post completion, the fair value has been estimated with reference to the annual interest rate on each tranche of the facility, and consideration of factors that could indicate a change in the credit assessment of Oyu Tolgoi LLC as a counterparty to project finance. These considerations include in-country risk relating to the Oyu Tolgoi project, and the assumed date of transition from pre-completion to post-completion. This is considered a level 3 fair value measurement. Refer to Note 23 (v) for a description of Rio Tinto guarantee arrangements with respect to project finance borrowings.

(ii)

The project finance facility provides for interest only payments for the first five years followed by minimum repayments according to a stepped amortization schedule for the remaining life of the facility.

(iii)

The Multilateral Investment Guarantee Agency (“MIGA”) provides political risk insurance for commercial banks. The Company is required to pay an annual insurance premium of 1.4% of the MIGA Insured Loan for the remaining life of the facility.